EXHIBIT 99.2

IZEA Postpones Announcement of Fourth Quarter and Full Year 2017 Earnings
IZEA, Inc. (NASDAQ: IZEA) today announced that it will reschedule its earnings release and conference call to discuss its fourth quarter and full year 2017 financial results which was previously scheduled for Monday, April 2, 2018.
The company is in the process of working with its independent accounting firm to finalize its financial statements for fourth quarter and full year 2017.
In connection with the preparation of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, the company’s Audit Committee of the Board of Directors (the “Audit Committee”) determined that there was an error in accounting for revenue and cost of sales related to the self-service Content Workflow portion of the company’s revenue. Historically, the company has reported revenue from the company’s Content Workflow services as the gross amounts billed to marketers for their transactions. Upon further review, the Audit Committee determined that this portion of the company's revenue should have been reported on a net transaction basis. Therefore, the amount that the company previously reported as the gross profit on Content Workflow should be the amount reported as revenue.
As a result of additional review procedures necessitated by the accounting adjustments, the company needs additional time to file its Annual Report on Form 10-K for the year ended December 31, 2017 and plans to file a request for an extension on Form 12b-25 with the Securities and Exchange Commission.
IZEA will release its fourth quarter and full year 2017 financial results as soon as practicable. Management will provide updates on the timing of the earnings call as appropriate.
Caution Regarding Forward-Looking Statements

The foregoing reflects the Company’s current views about the timing and outcome of its restatement of certain portions of its financial statements, the accounting adjustments, the filing of the annual report, and other matters that constitute “forward-looking” statements, as such term is defined by the federal securities laws. You can identify forward-looking statements by terminology such as “may,” “will,” “intend,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. These forward-looking statements are subject to the safe harbor protection provided by the federal securities laws. These forward-looking statements are subject to numerous risks, uncertainties and assumptions. These risks and uncertainties include, but are not limited to, the results and effect of the Company’s review of its accounting entries and practices, any potential SEC inquiry with respect to the restatement, the accounting adjustments, the ability of the Company to timely file its periodic reports, the expectations regarding the conference call, the impact on the Company’s business and the risks identified in the Company’s periodic filings under the Securities Exchange Act of 1934, as amended. Because these forward-looking statements are subject to risks and uncertainties, actual developments and results may differ materially from those express or implied by the forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

About IZEA
IZEA operates IZEAx, the premier online marketplace that connects marketers with influential content creators. IZEAx automates influencer marketing and custom content development, allowing brands and agencies to scale their marketing programs. IZEA creators include leading social media influencers and accredited journalists. Creators are compensated for producing unique content such as long and short form text, videos, photos, status updates, and illustrations for marketers and distributing such content on behalf of marketers through their personal websites, blogs, and social media channels. Marketers receive influential consumer content and engaging, shareable stories that drive awareness. For more information about IZEA, visit https://izea.com.

Press Contact
Justin Braun
Manager, Corporate Communications
IZEA, Inc.
Phone: (407) 215-6218
Email: justin.braun@izea.com